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Scudder Global Biotechnology Fund

Classes A, B and C

Annual Report

August 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder Global Biotechnology Fund	Nasdaq Symbol	CUSIP Number
Class A	DBBTX	251555504
Class B	DBBBX	251555603
Class C	DBBCX	251555702

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Biotechnology Fund	1-Year	Life of Class**
Class A	-39.77%	-27.08%
Class B	-40.26%	-27.64%
Class C	-40.26%	-27.64%
MSCI World Index+	-17.20%	-14.71%
MSCI Bio-Technology Select Index++	-44.86%	-27.80%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 6.39	$ 6.32	$ 6.32
8/31/01	$ 10.61	$ 10.58	$ 10.58

Class A Lipper Rankings* - Health & Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	146	of	180	81

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a) (Adjusted for Sales Charges)
[] Scudder Global Biotechnology Fund - Class A [] MSCI World Index+ [] MSCI Bio-Technology Select Index++

Comparative Results* (Adjusted for Sales Charges)
Scudder Global Biotechnology Fund		1-Year	Life of Class**
Class A(b)	Growth of $10,000	$5,676	$6,023
	Average annual total return	-43.24%	-30.06%
Class B(b)	Growth of $10,000	$5,794	$6,130
	Average annual total return	-42.06%	-29.18%
Class C(b)	Growth of $10,000	$5,974	$6,320
	Average annual total return	-40.26%	-27.64%
MSCI World Index+	Growth of $10,000	$8,280	$7,981
	Average annual total return	-17.20%	-14.71%
MSCI Bio-Technology Select Index++	Growth of $10,000	$5,514	$6,299
	Average annual total return	-44.86%	-27.80%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings for share classes may vary.
** The Fund commenced operations on March 30, 2001. Index comparisons begin March 31, 2001.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
+ The MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
++ The MSCI Bio-Technology Select Index is an unmanaged index composed of 40 of the largest biotech securities that have annual average daily trading volume of at least $10 million (USD).

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We need to see three things occur before we can predict that a strong, self-sustaining economic recovery will take hold: Companies have to start increasing their investment in capital goods (such as equipment), the labor market has to improve, and consumers have to spend money.

Right now, the outlook is good. Consumer spending is resilient, especially on autos and housing. And capital spending and employment are beginning to revive, but slowly. However, corporations remain hesitant to start hiring and investing aggressively again.

The picture gets better when you add stimulative monetary policies (such as interest rate cuts). If the current scenario does continue to play out, the Federal Reserve Board will likely refrain from raising interest rates for at least the next few quarters. And if the recovery stumbles, it's likely that the Fed will cut rates aggressively - even though rates are already very low.

As a result, we expect the current moderate recovery to continue and gain momentum as firms slowly become more confident in the profit outlook and begin taking advantage of rebounding profits to invest and hire again.

The situation is similar worldwide. Despite political tensions and the threat of terrorism, the first half of this year saw a synchronized world economic recovery. This was led by the US, but Japan has probably shown the most surprising strength. Inflation remains low in most countries. As we go to press, oil prices have risen only moderately despite rising fears of an attack on Iraq.

If this moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low (and gently declining) inflation, and steady Fed policy suggests any backup in rates is apt to be limited until the recovery strengthens appreciably and Fed tightening prospects re-emerge (next spring at the earliest).

Economic Guideposts Data as of 8/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the recovery affect the equity markets? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustified) gains of the late 1990s. We need to keep an eye on the possibility of war in Iraq, which has begun to weigh on sentiment.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of September 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Global Biotechnology Fund: A Team Approach to Investing

Investment Company Capital Corp. ("ICCC"), is the investment advisor for Scudder Global Biotechnology Fund. DWS International Portfolio Management GmbH ("DWS"), the fund's investment sub-advisor is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

ICCC and DWS are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Michael Sistenich

Head of Healthcare Equities, DWS International Portfolio Management GmbH and Lead Manager of the fund.

Joined the Sub-Advisor in 1997.

Over 5 years investment industry experience.

BSc. in Biochemistry from Oxford University (UK), with research in areas of Cancer and Multi-drug resistance.

Klaus Kaldemorgen

Head of International Equities, DWS International Portfolio Management GmbH and Co-Manager of the fund.

Joined the Sub-Advisor in 1982.

Over 18 years of investment industry experience.

Graduate degree in Economics from Johannes Gutenberg University (Germany).

Dr. Sebastian Virchow

Fund Manager, DWS International Portfolio Management GmbH and Co-Manager of the fund.

Joined the Sub-Advisor in 2000.

Dr. Med., Ludwig-Maximilian-University, Munich (Germany).

6 years research experience in Pharmacology and Urology, University of Essen (Germany).

In the following interview, Portfolio Managers Klaus Kaldemorgen, Michael Sistenich and Sebastian Virchow discuss Scudder Global Biotechnology Fund's strategy and the market environment during the 12-month period ended August 31, 2002, and offer an outlook for the months ahead.

Q: Equity market conditions around the world,
including those in the biotechnology sector, have been exceptionally volatile. What were the major factors impacting the biotechnology sector over fiscal year 2002?

A: It is true that after holding up well in the previous year, the biotechnology sector experienced a sharp correction during this annual period as the broader equity markets came under pressure. A number of factors were at fault.

First, there was a lack of revenues and profits in many biotechnology companies during a time when visibility and relative safety were being widely demanded by investors. Second, there were a number of negative events at the Food and Drug Administration (FDA), including several product delays and rejections. Third, the much-headlined ImClone Systems scandal rocked investor confidence in biotechnology company managements as a whole.

Within the biotechnology sector, large-capitalization companies with proven profitability and strong near- to mid-term earnings growth potential outperformed, as investors shied away from higher risk names and companies that could have financing problems in the future. This put pressure on many of the previously popular genomic and antibody companies, causing these companies to post the worst performances of the fiscal year.

Q: Will you describe Scudder Global Biotechnology Fund's performance against this backdrop?

A: Scudder Global Biotechnology Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Bio-Technology Select Index, for the 12 months ended August 31, 2002. The fund's Class A shares (excluding sales charges) declined -39.77 percent for the fiscal year, as compared with -44.86 percent for the MSCI Bio-Technology Select Index. The Lipper Health/Biotechnology Funds category average returned -26.11 percent for the same period.

The fund's relative outperformance relative to its benchmark was primarily due to having avoided or been underweight in some of the worst performers of the sector, such as Elan, Incyte Genomics, Genzyme and QLT. Furthermore, a number of the fund's larger overweight positions performed well during the annual period, including Transkaryotic Therapies, Gilead Sciences, United Therapeutics, Scios, Amylin Pharmaceuticals, and Allos Therapeutics. The fund also benefited from consolidation in the biotechnology sector during the annual period. Millennium Pharmaceuticals bought COR Therapeutics, Amgen bought Immunex, and MedImmune acquired Aviron. The fund was invested in each of these acquiring and acquired companies.

Q: Could you provide us with some specific examples of your investment strategies during the past year?

A: Early in the annual period, the fund invested aggressively and broadly across the biotechnology group, as we viewed equity valuations of several companies to be particularly attractive. The fund then took profits in December when the sector rallied based on a number of FDA product approvals. We especially lowered the fund's weightings in a number of the genomic and platform technology names. Genomic companies look at all the genes as a dynamic system, over time, to determine how they interact and influence biological pathways and physiology. Platform technology companies provide or manufacture technology for the biotechnology industry. Throughout the year, we actively bought and sold companies as we continued to seek to maximize total return.

The fund's most prominent sale during the period was that of ImClone Systems. We sold the fund's position in the company when it became clear that the company would not get one of its major products approved by the FDA. Other sales included Elan, Celltech Group, Forest Laboratories, Dyax, Allergan, Sepracor, Andrx Group, Tanox, Chiron, Icos, Cerus, Ligand Pharmaceuticals, Enzon and Trimeris.

Q: What stocks have you added?

A: New purchases for the fund during the annual period included:

• NPS Pharmaceuticals, which discovers and develops novel small molecule drugs that address a variety of diseases;

• Bioenvision, a biopharmaceutical company primarily focused on the research and development of products and technologies for the treatment of cancer;

• InterMune, which develops and commercializes products for the treatment of serious pulmonary and infectious diseases and cancer;

• Amylin Pharmaceutical, a development stage pharmaceutical company focused on metabolic disorders, including diabetes;

• United Therapeutics, which develops pharmaceuticals to treat vascular diseases;

• Biovail, a full-service pharmaceutical company involved in the formulation, clinical testing, registration, manufacturing and marketing of controlled oral-release products; and

• QIAGEN, which provides technologies for separating and purifying DNA and RNA.

Other new purchases included Allos Therapeutics, Biogen, OSI Pharmaceuticals, Medarex, Scios, Regeneron Pharmaceuticals, and Array Biopharma.

At the end of the fiscal year, the fund was 87.0 percent invested in the stocks of biotechnology/drug discovery companies, 5.3 percent in specialty pharmaceutical companies and 7.7 percent in cash. We continued to be primarily invested in biotechnology companies headquartered or with primary operations in Europe and the United States.

Q: What is your outlook for the months ahead?

A: The biotechnology equity sector actually posted a significant recovery from the lows seen in July 2002 through the end of August. The major sector indices, including the MSCI Bio-Technology Select Index, the Nasdaq Biotech Index and the AMEX Biotech Index, each made moves in excess of 20 percent from the bottom. At the same time, we believe that the biotechnology group remains attractive, trading at historically low valuations. Specifically, the profitable biotechnology companies are trading at price/earnings to growth ratios of approximately 1.2, while the historical troughs and peaks have been at 1.0 to 3.0. For the non-profitable biotechnology companies, the valuation low point has been at twice cash market capitalization; more than 25 percent of all biotechnology companies are trading below these levels. In our view, this shows that the sector is still at relatively comfortable valuations that present several investment opportunities.

As for the fundamentals of the group, we remain quite optimistic. More than 30 news events, in the form of scheduled medical conference reports, pending product filings, product approvals and/or pivotal clinical trial results, are expected in the fourth calendar quarter of 2002. We expect many of these to be promising and encouraging. These fundamentals along with relatively low equity valuations could help to drive positive investor sentiment and thus positive sector performance into 2003.

Still, there are concerns. The current negative sentiment in the broader equity market combined with investors' reduced appetite for risk keeps the financing window for biotechnology companies closed. This puts a number of biotechnology companies that will require financing in the next 12 months at risk of not being able to continue their operations. The positive side of this scenario is that this tight financing may be the driving force required to push further consolidation in the industry.

Overall, we believe the biotechnology sector remains a highly selective market. As a result, we remain disciplined in our process. We intend to take advantage of the current low valuation/good fundamentals opportunity to invest or increase the fund's positions in a number of what we consider the "up and coming" biotechnology companies that we believe should provide superior performance in the next 24 months. We are particularly focused on those companies that are expected to bring new products into the market over the next 12 months, such as Amylin Pharmaceuticals, Trankaryotic Therapies, Biogen and ILEX Oncology.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Asset Allocation	8/31/02	8/31/01

Common Stocks	83%	87%
Preferred Stocks	8%	-
Cash Equivalents, net	9%	13%
	100%	100%

Geographical (Excludes Cash Equivalents)	8/31/02	8/31/01

United States	96%	93%
Switzerland	2%	-
Canada	1%	-
Netherlands	1%	-
Ireland	-	4%
United Kingdom	-	3%
	100%	100%

Asset allocation is subject to change.

Ten Largest Holdings at August 31, 2002 (53.2% of Investment Portfolio)
1. Transkaryotic Therapies, Inc. Developer of technology for production of therapeutic proteins	9.4%
2. Bioenvison, Inc. Developer of products for treatment of cancer	8.9%
3. Vertex Pharmaceuticals, Inc. Developer of small molecule pharmaceuticals	5.4%
4. Cephalon, Inc. Developer of biopharmaceutical products	5.3%
5. Affymetrix, Inc. Manufacturer of a genetic information system	4.9%
6. Millennium Pharmaceuticals, Inc. Researcher of genetics, genomics and bioinformatics	4.8%
7. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	4.1%
8. IDEC Pharmaceuticals Corp. Developer and researcher for the treatment of cancer and other diseases	3.6%
9. Celgene Corp. Producer of pharmaceuticals	3.4%
10. NPS Pharmaceuticals, Inc. Developer of small molecule pharmaceuticals	3.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Shares	Value ($)
Common Stocks 82.8%
Canada 0.8%
Biovail Corp.*	1,000	26,840
Netherlands 0.6%
QIAGEN NV*	3,500	21,624
Switzerland 1.5%
Actelion Ltd.*	1,500	55,776
United States 79.9%
Abgenix, Inc.*	4,000	30,960
Adolor Corp.*	6,500	94,185
Affymetrix, Inc.*	9,000	162,090
Allos Therapeutics, Inc.*	6,000	52,620
Amgen, Inc.*	2,000	90,060
Amylin Pharmaceuticals, Inc.*	4,500	54,288
Array Biopharma, Inc.*	6,000	50,160
Biogen, Inc.*	3,000	100,500
Celgene Corp.*	6,500	112,970
Cephalon, Inc.*	4,000	174,000
Cubist Pharmaceuticals, Inc.*	4,000	29,200
Exelixis, Inc.*	4,000	19,760
Genentech, Inc.*	1,500	49,185
Genzyme Corp. (General Division)*	1,500	31,020
Gilead Sciences, Inc.*	4,250	136,340
Human Genome Sciences, Inc.*	3,500	52,710
IDEC Pharmaceuticals Corp.*	3,000	120,540
ILEX Oncology, Inc.*	10,000	59,400
InterMune, Inc.*	1,500	37,305
Isis Pharmaceuticals, Inc.*	3,000	30,360
IVAX Corp.*	7,000	95,900
King Pharmaceuticals, Inc.*	1,500	31,965
Kos Pharmaceuticals, Inc.*	1,500	20,235
La Jolla Pharmaceutical Co.*	17,500	85,400
Medarex, Inc.*	6,300	38,430
MedImmune, Inc.*	3,000	77,010
Millennium Pharmaceuticals, Inc.*	13,000	159,380
NPS Pharmaceuticals, Inc.*	5,500	111,485
OSI Pharmaceuticals, Inc.*	3,000	47,040
Protein Design Labs, Inc.*	10,500	108,791
Regeneron Pharmaceuticals, Inc.*	2,000	30,900
Scios, Inc.*	1,500	36,090
Transkaryotic Therapies, Inc.*	9,000	311,760
United Therapeutics Corp.*	3,000	44,100
Vertex Pharmaceuticals, Inc.*	9,000	179,100
XOMA Ltd.*	9,000	48,735
		2,913,974
Total Common Stocks (Cost $4,319,728)		3,018,214

Units
Preferred Stocks 8.0%
United States
Bioenvision, Inc.*,** (Cost $199,998)	66,666	293,330

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $4,519,726) (a)	90.8	3,311,544
Other Assets and Liabilities, Net	9.2	334,512
Net Assets	100.0	3,646,056

* Non-income producing security.
** Each unit consists of two preferred shares and one warrant to purchase one share of common stock.
(a) The cost for federal income tax purposes was $4,552,870. At August 31, 2002 net unrealized depreciation for all securities based on tax cost was $1,241,326. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $266,060 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,507,386.

Schedule of Restricted and Illiquid Securities:

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Bioenvision, Inc.	5/13/02	$ 199,998	$ 293,330	8.0

This security has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Subsequent to August 31, 2002, this security has been registered with the Securities and Exchange Commission.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $4,519,726)	$ 3,311,544
Cash	282,507
Receivable for investments sold	57,122
Receivable for Fund shares sold	283
Prepaid expenses	8,895
Due from Advisor	5,543
Total assets	3,665,894
Liabilities
Other accrued expenses and payables	19,838
Total liabilities	19,838
Net assets, at value	$ 3,646,056
Net Assets
Net assets consist of:
Accumulated net investment loss	(657)
Net unrealized appreciation (depreciation) on: Investments	(1,208,182)
Foreign currency related transactions	(89)
Accumulated net realized gain (loss)	(930,115)
Paid-in capital	5,785,099
Net assets, at value	$ 3,646,056

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (Continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,146,963 / 492,371 shares of capital stock outstanding, $.001 par value, 6,000,000 shares authorized)	$ 6.39
Maximum offering price per share (100 / 94.25 of $6.39)	$ 6.78
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($273,474 / 43,248 shares of capital stock outstanding, $.001 par value, 3,000,000 shares authorized)
$ 6.32
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($225,619 / 35,677 shares of capital stock outstanding, $.001 par value, 1,000,000 shares authorized)
$ 6.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Dividends	$ 402
Interest	3,679
Total Income	4,081
Expenses: Investment advisory fee	43,196
Administrator service fee	7,622
Custody fees	66,561
Distribution and shareholder servicing fees	17,589
Auditing	29,531
Accounting fees	26,365
Legal	25,590
Transfer agent fees	18,997
Directors' fees and expenses	235
Reports to shareholders	20,204
Registration fees	43,340
Other	1,439
Total expenses, before expense reductions	300,669
Expense reductions	(219,560)
Total expenses, after expense reductions	81,109
Net investment income (loss)	(77,028)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(854,907)
Foreign currency related transactions	(5,245)
(860,152)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,526,913)
Foreign currency related transactions	(89)
(1,527,002)
Net gain (loss) on investment transactions	(2,387,154)
Net increase (decrease) in net assets resulting from operations	$ (2,464,182)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001[a]
Operations: Net investment income (loss)	$ (77,028)	$ (16,679)
Net realized gain (loss) on investment transactions	(860,152)	(21,504)
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,527,002)	318,731
Net increase (decrease) in net assets resulting from operations	(2,464,182)	280,548
Fund share transactions: Proceeds from shares sold	707,434	5,542,904
Cost of shares redeemed	(278,408)	(142,240)
Net increase (decrease) in net assets from Fund share transactions	429,026	5,400,664
Increase (decrease) in net assets	(2,035,156)	5,681,212
Net assets at beginning of period	5,681,212	-
Net assets at end of period (including accumulated net investment loss of $657 at August 31, 2002)	$ 3,646,056	$ 5,681,212

a For the period March 30, 2001 (commencement of operations) through August 31, 2001.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.13)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(4.09)	.64
Total from investment operations	(4.22)	.61
Net asset value, end of period	$ 6.39	$ 10.61
Total Return (%)[c]	(39.77)	6.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	3,147	5,021
Ratio of expenses before expense reductions (%)	5.81	6.39*
Ratio of expenses after expense reductions (%)	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.42)	(.62)*
Portfolio turnover rate (%)	91	53
[a] For the period March 30, 2001 (commencement of sales of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.19)[b]	(.06)
Net realized and unrealized gain (loss) on investment transactions	(4.07)	.64
Total from investment operations	(4.26)	.58
Net asset value, end of period	$ 6.32	$ 10.58
Total Return (%)[c]	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	273	382
Ratio of expenses before expense reductions (%)	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.17)	(1.45)*
Portfolio turnover rate (%)	91	53
[a] For the period March 30, 2001 (commencement of sales of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.19)[b]	(.06)
Net realized and unrealized gain (loss) on investment transactions	(4.07)	.64
Total from investment operations	(4.26)	.58
Net asset value, end of period	$ 6.32	$ 10.58
Total Return (%)[c]	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	226	279
Ratio of expenses before expense reductions (%)	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.17)	(1.37)*
Portfolio turnover rate (%)	91	53
[a] For the period March 30, 2001 (commencement of sales of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Global Biotechnology Fund ("Scudder Global Biotechnology Fund" or the "Fund"), a non-diversified series of the Deutsche Investors Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2001 through August 31, 2002, the Fund incurred approximately $898,000 of net realized capital and currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ (1,241,326)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $5,264,922 and $4,539,608, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Investment Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.80% of the next $250,000,000 of such net assets and 0.75% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. DWS International Portfolio Management GmbH, an affiliate of the Advisor, serves as subadvisor and is responsible for the day to day management of the Fund.

ICCC, in its capacity as Advisor and Administrator, has contractually agreed for the year ended August 31, 2002, to waive its annual fees, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed the following: Class A shares 1.50%, Class B shares 2.25% and Class C shares 2.25%. Accordingly, for the year ended August 31, 2002, the fee pursuant to the Investment Advisory Agreement was $43,196, all of which was waived. In addition, under these agreements, the Advisor reimbursed additional expenses of $142,377.

Administrator. ICCC also serves as the Fund's Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2002, the Administrator Service Fee was $7,622, all of which was waived.

Service Provider Fees. ICCC is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by ICCC aggregated $26,365, all of which was waived. Transfer agent charges to the Fund by ICCC aggregated $18,997, of which $2,954 is unpaid at August 31, 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class A	$ 11,077	$ 336
Class B	2,787	29
Class C	2,097	24
	$ 15,961	$ 389

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class B	$ 929	$ 88	0.25%
Class C	699	72	0.25%
	$ 1,628	$ 160

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 17, 2002, ICCD was the principal underwriter for the fund. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $1,154.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares aggregated $650 and $48, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Ownership of the Fund

At August 31, 2002, DWS International Portfolio Management Gmbh, an indirect wholly owned subsidiary of Deutsche Bank, AG held 88% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	47,110	$ 451,203	486,219	$ 4,903,054
Class B	15,257	147,488	36,086	374,850
Class C	11,038	108,743	26,383	265,000
		$ 707,434		$ 5,542,904
Shares redeemed
Class A	(27,899)	$ (203,794)	(13,059)	$ (142,223)
Class B	(8,093)	(61,571)	(2)	(17)
Class C	(1,744)	(13,043)	-	-
		$ (278,408)		$ (142,240)
Net increase (decrease)
Class A	19,211	$ 247,409	473,160	$ 4,760,831
Class B	7,164	85,917	36,084	374,833
Class C	9,294	95,700	26,383	265,000
		$ 429,026		$ 5,400,664

* For the period March 30, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

Report of Independent Accountants

To the Board of Directors of Deutsche Investors Funds, Inc. and Shareholders of the Global Biotechnology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Global Biotechnology Fund (hereafter referred to as the "Fund") at August 31, 2002 and the results of its operations, the changes its net assets and the financial highlights of the classes presented for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP Boston, Massachusetts October 18, 2002

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Global Biotechnology Fund (the "fund"), a series of Deutsche Investors Funds, Inc., was held on August 16, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of Deutsche Investors Funds, Inc. to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	2,591,546	8,161
S. Leland Dill	2,588,435	11,272
Martin J. Gruber	2,586,280	13,427
Richard T. Hale	2,591,546	8,161
Joseph R. Hardiman	2,591,546	8,161
Richard J. Herring	2,586,280	13,427
Graham E. Jones	2,588,435	11,272
Rebecca W. Rimel	2,591,546	8,161
Philip Saunders, Jr.	2,591,546	8,161
William N. Searcy	2,586,280	13,427
Robert H. Wadsworth	2,586,154	13,553

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between Deutsche Investors Funds, Inc. (the "Company") on behalf of the fund, and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Company's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Affirmative	Against	Abstain
550,934	154	425

3. To approve a new sub-advisory agreement (a "New Sub-Advisory Agreement") among the Company, on behalf of the fund, DeAM, Inc. and the fund's sub-advisor, DWS International Portfolio Management GmbH (a "Sub-Advisor") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Company's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended).

Affirmative	Against	Abstain
550,934	154	425

Directors and Officers

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Number of Funds in the Fund Complex Overseen	Business Experience and Directorships During the Past 5 Years
Richard R. Burt 2/3/47 Director since 1998	70	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

S. Leland Dill 3/28/30 Director as of August 16, 2002	68	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).

Martin J. Gruber 7/15/37 Director as of August 16, 2002	69	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).

Richard J. Herring 2/18/46 Director as of August 16, 2002	68	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).

Joseph R. Hardiman 05/27/37 Director since 2000	68	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

Graham E. Jones 01/31/33 Director as of August 16, 2002	68	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).

Rebecca W. Rimel 4/10/51 Director since 2000	68	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).

Philip Saunders, Jr. 10/11/35 Director as of August 16, 2002	68	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).

William N. Searcy 09/03/46 Director as of August 16, 2002	68	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).
Robert H. Wadsworth 1/29/40 Director since 1997	71	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment companies).
* Inception date of the corporation which was the predecessor to the LLC.

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Number of Funds in the Fund Complex Overseen	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chairman since August 16, 2002 and Director since 2000	203	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies) (1992-1999).

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Gary L. French[5] 7/4/51 Treasurer since 2002	Managing Director of Deutsche Asset Management. Formerly, President of UAM Fund Services, Inc.
Charles A. Rizzo[5] 8/5/57 Assistant Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Deutsche Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street Philadelphia, PA 19103
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corp. c/o Scudder Investments

P.O. Box 219356 Kansas City, MO 64121-9356
Custodian

Investors Bank & Trust Company

200 Clarendon Street Boston, MA 02116
Independent Accountants

PricewaterhouseCoopers LLP

250 W. Pratt Street Baltimore, MD 21201
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048